EXHIBIT 99.1

Letter of Transmittal

Apogent Technologies Inc.

Offer for All Outstanding

2.25% Senior Contingent Convertible
Debt SecuritiesSM* (CODESSM*)
due 2021
(CUSIP Nos. 03760A AD3 and 03760A AE1)
in Exchange for
2.25% Convertible Senior Debentures due 2021

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JULY 1, 2004, UNLESS EXTENDED (THE “EXPIRATION TIME”). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON JULY 1, 2004, UNLESS EXTENDED.

Delivery to:

The Bank of New York

As Exchange Agent

By Registered or Certified Mail:	By Hand and Overnight Courier:
The Bank of New York	The Bank of New York
101 Barclay Street, 7E	101 Barclay Street,
New York, New York 10286	Corporate Trust Services Window
Attention:	New York, New York 10286
Reorganization Department	Attention:
Diane Amoroso	Reorganization Department
Diane Amoroso
By Facsimile:	Confirm by Telephone or for Information:
(212) 298-1915	(212) 815-3738

       DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.

       If you wish to tender for exchange your 2.25% Senior Contingent Convertible Debt Securities due 2021 (the “Old CODES”) of Apogent Technologies Inc., a Wisconsin corporation (the “Company”), for an equal aggregate principal amount of 2.25% Convertible Senior Debentures due 2021 (the “New Debentures”) pursuant to the exchange offer, you must validly tender (and not withdraw) your Old CODES to the Bank of New York, the Exchange Agent (the “Exchange Agent”), prior to the Expiration Time.

*	“Convertible Contingent Debt Securities” and “CODES” are service marks of Lehman Brothers Inc.

       If you wish to be eligible to receive the Exchange Fee, as described in the accompanying prospectus, you must tender your Old CODES and deliver this Letter of Transmittal to the Exchange Agent prior to the Expiration Time.

       Please contact Innisfree M&A Incorporated, the information agent for this exchange offer (the “Information Agent”), if you have any questions relating to the procedures for tendering outstanding Old CODES. You may also contact the Information Agent to obtain additional copies of this Letter of Transmittal or the accompanying prospectus. You may contact the Information Agent at the address and telephone numbers shown on the back cover of this Letter of Transmittal.

       The undersigned acknowledges that he or she has received and reviewed the preliminary prospectus, dated May 28, 2004 (together with any subsequent preliminary or final prospectus, the “Prospectus”), of Apogent Technologies Inc., a Wisconsin corporation (the “Company”), and this Letter of Transmittal (the “Letter”), which constitutes the Company’s offer (the “Exchange Offer”) to exchange an aggregate principal amount of up to $300,000,000 of the Company’s 2.25% Convertible Senior Debentures due 2021 (individually a “New Debenture” and collectively, the “New Debentures”), for a like principal amount of the Company’s issued and outstanding 2.25% Senior Contingent Convertible Debt Securities due 2021 (individually “Old CODES” and collectively, the “Old CODES”) from the registered holders thereof.

       Subject to the consummation of the Exchange Offer, if you validly tender your Old CODES, and do not withdraw your tender prior to the Expiration Time, you will receive an exchange fee equal to 0.25% of the principal amount of the Old CODES tendered (the “Exchange Fee”). If your Old CODES are not received prior to the Expiration Time, you will not receive the Exchange Fee.

       For each Old CODES accepted for exchange, the holder of such Old CODES will receive a New Debenture having a principal amount equal to the principal amount of the surrendered Old CODES. The New Debentures will bear interest from the date of issuance. Accordingly, registered holders of New Debentures, on the relevant record date for the first interest payment date following the consummation of the Exchange Offer, will receive interest accruing from the date of issuance of the New Debentures.

       This Letter is to be completed by a holder of Old CODES either if certificates for such Old CODES are to be forwarded herewith or if a tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in “The Exchange Offer — Book-Entry Transfers” section of the Prospectus and an Agent’s Message is not delivered. HOLDERS OF OLD CODES WHO VALIDLY TENDER OLD CODES FOR EXCHANGE IN ACCORDANCE WITH THIS LETTER MAY WITHDRAW ANY OLD CODES SO TENDERED AT ANY TIME PRIOR TO THE EXPIRATION TIME. SEE THE PROSPECTUS UNDER THE HEADINGS “THE EXCHANGE OFFER” FOR A MORE COMPLETE DESCRIPTION OF THE TENDER AND WITHDRAWAL OF TENDER. Tenders by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter. The term “Agent’s Message” means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of the confirmation of book-entry tender of Old CODES into the Exchange Agent’s account at DTC (a “Book-Entry Confirmation”), which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter and that the Company may enforce this Letter against such participant. See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

       THE METHOD OF DELIVERY OF OLD CODES, LETTERS OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS ARE AT THE ELECTION AND RISK OF THE HOLDERS. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, BE USED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO LETTERS OF TRANSMITTAL OR OLD CODES SHOULD BE SENT TO THE COMPANY.

       The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

      List below the Old CODES to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old CODES should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OLD CODES

1	2	3

	Aggregate Principal Amount
Name(s) and Address(es) of Certificate Holder(s)	of
Please fill in Number(s)*	Old CODES(s)	Principal Amount Tendered **

* Need not be completed if Old CODES are being tendered by book-entry transfer.
** Unless otherwise indicated in this column 3, a holder will be deemed to have tendered ALL of the Old CODES represented by the Old CODES indicated in column 2. See Instruction 3. Old CODES tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

☐	CHECK HERE IF TENDERED OLD CODES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number

Transaction Code Number

      By crediting the Old CODES to the Exchange Agent’s account at DTC using the Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent an Agent’s Message in which the holder of the Old CODES acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in DTC confirms on behalf of itself and the beneficial owners of such Old CODES all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

☐	CHECK HERE IF TENDERED OLD CODES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

☐	CHECK HERE IF YOU ARE AN “AFFILIATE” (AS SUCH TERM IS DEFINED IN RULE 405 UNDER THE SECURITIES ACT OF 1933, AS AMENDED) OF THE COMPANY.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old CODES indicated above. Subject to, and effective upon, the acceptance for exchange of the Old CODES tendered with this Letter, and the issuance of the New Debentures and the payment of the Exchange Fee as payment therefor, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old CODES as are being tendered hereby.

      The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered Old CODES, with full power of substitution, among other things, to cause the Old CODES to be assigned, transferred and exchanged in accordance with the terms of and conditions to the Exchange Offer as described in the Prospectus. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old CODES, and to acquire New Debentures issuable upon the exchange of such tendered Old CODES, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents and warrants that the undersigned is the owner of the Old CODES. Unless otherwise indicated in the “Special Registration Instructions” above, the undersigned hereby represents that it is not an “affiliate” (as such term is defined in Rule 405 under the Securities Act) of the Company.

      The undersigned understands and acknowledges that the Expiration Time for the Exchange Offer is 5:00 p.m., New York City time, on July 1, 2004, unless extended by the Company in its sole discretion. The undersigned further understands that it will not receive the Exchange Fee if the Old CODES are not received prior to the Expiration Time.

      The undersigned acknowledges that the Company’s acceptance of Old CODES validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled “The Exchange Offer” and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

      The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old CODES tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer — Withdrawal Rights” section of the Prospectus.

      Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please deliver the New Debentures (and, if applicable, substitute certificates representing Old CODES for any Old CODES not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old CODES, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the New Debentures (and, if applicable, substitute certificates representing Old CODES for any Old CODES not exchanged) to the undersigned at the address shown above in the box entitled “Description of Old CODES.”

      THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OLD CODES” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD CODES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 4 and 5)

To be completed ONLY if certificates for Old CODES not exchanged and/or New Debentures are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Old CODES delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue New Debentures and/or Old CODES to:

Name(s)

(Please Type or Print)

(Please Type or Print)

Address

(Zip Code)
(Complete Substitute Form W-9)

Credit unexchanged Old CODES delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility
Account Number, If Applicable)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 4 and 5)

To be completed ONLY if certificates for Old CODES not exchanged and/or New Debentures are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled “Description of Old CODES” on this Letter above.

Mail New Debentures and/or Old CODES to:

Name(s)

(Please Type or Print)

(Please Type or Print)

Address

(Zip Code)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT’S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD CODES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON JULY 1, 2004, UNLESS THE EXCHANGE OFFER IS EXTENDED.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

      IN ORDER TO VALIDLY TENDER OLD CODES FOR EXCHANGE, HOLDERS OF OLD CODES MUST COMPLETE, EXECUTE, AND DELIVER THIS LETTER.

      Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS)
(COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)

x

x

Signature(s) of Owner

Date

Area Code and Telephone Number

This Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old CODES hereby tendered or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 4.

Name(s):

(Please Type or Print)

Capacity:

Address:

(Including Zip Code)

Principal place of business (if different from address listed above):

(Including Zip Code)

Area Code and Telephone No.: (          )

Social Security No(s) or other Taxpayer Identification No(s):

Signature Guarantee

(If Required By Instruction 4)

Signature(s) Guaranteed By

An Eligible Institution:

(Authorized Signature)

(Title)

(Name and Firm)

Dated:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer for the

2.25% Senior Contingent Convertible Debt Securities due 2021
(CUSIP Nos. 03760A AD3 and 03760A AE1)
in Exchange for the 2.25% Convertible Senior Debentures due 2021

      1. Delivery of this Letter and Old CODES. This Letter of Transmittal (this “Letter”) is to be completed by holders of Old CODES either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in “The Exchange Offer — Book-Entry Transfers” section of the Prospectus and an Agent’s Message is not delivered. Tenders by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter. The term “Agent’s Message” means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, the Letter and that the Company may enforce the Letter against such participant. Certificates for all physically tendered Old CODES, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof or Agent’s Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein prior to the Expiration Time. Old CODES tendered hereby must be in denominations of a principal amount of $1,000 and any integral multiple thereof.

      The method of delivery of this Letter, the Old CODES and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old CODES are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Time to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on July 1, 2004, which is the Expiration Time, unless the Exchange Offer is extended by the Company. See “The Exchange Offer” section of the Prospectus.

      2. Withdrawal Rights. Tenders of Old CODES may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Time.

      For a withdrawal of a tender of Old CODES to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 p.m., New York City time, on July 1, 2004, which is the Expiration Time, unless the Exchange Offer is extended by the Company. See “The Exchange Offer” section of the Prospectus. Any such notice of withdrawal must (i) specify the name of the person having tendered the Old CODES to be withdrawn (the “Depositor”), (ii) identify the Old CODES to be withdrawn (including certificate number or numbers and the principal amount of such Old CODES), (iii) contain a statement that such holder is withdrawing such holder’s election to have such Old CODES exchanged, (iv) be signed by the holder in the same manner as the original signature on the Letter by which such Old CODES were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the trustee with respect to the Old CODES register the transfer of such Old CODES in the name of the person withdrawing the tender and (v) specify the name in which such Old CODES are registered, if different from that of the Depositor. If Old CODES have been tendered pursuant to the procedure for book-entry transfer set forth in “The Exchange Offer — Book-Entry Transfers” section of the Prospectus, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old CODES and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company (which power may be delegated to the Exchange Agent), whose determination shall be final and binding on all parties. Any Old CODES so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Debentures will be issued with respect thereto unless the Old CODES so withdrawn are validly retendered. Any Old CODES that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old CODES tendered by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the book-entry transfer procedures set forth in “The Exchange Offer — Book-Entry Transfers” section of the Prospectus, such Old CODES will be credited to an account maintained with DTC for the Old CODES) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. A holder who validly withdraws previously tendered Old CODES prior to the Expiration Time will not receive the Exchange Fee with respect to those Old CODES unless those Old CODES are retendered using this Letter.

      Properly withdrawn Old CODES may be retendered by following the procedures described above at any time prior to 5:00 p.m., New York City time, on the Expiration Time.

      3. Partial Tenders (not applicable to holders who tender by book-entry transfer). If less than all of the Old CODES evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old CODES to be tendered in the box above entitled “Description of Old CODES — Principal Amount Tendered.” A reissued certificate representing the balance of nontendered Old CODES will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Time. ALL OF THE OLD CODES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

      4. Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter is signed by the Holder of the Old CODES tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on DTC’s security position listing as the holder of such Old CODES without any change whatsoever.

      If any tendered Old CODES are owned of record by two or more joint owners, all of such owners must sign this Letter.

      If any tendered Old CODES are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

      When this Letter is signed by the registered holder or holders of the Old CODES specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Debentures are to be issued, or any untendered Old CODES are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by a participant in a securities transfer association recognized signature program.

      If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

      If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

      ENDORSEMENTS ON CERTIFICATES FOR OLD CODES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 4 MUST BE GUARANTEED BY A FIRM WHICH IS A FINANCIAL INSTITUTION (INCLUDING MOST BANKS, SAVINGS AND LOAN ASSOCIATIONS AND BROKERAGE HOUSES) THAT IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM, THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM OR THE STOCK EXCHANGES MEDALLION PROGRAM (EACH AN “ELIGIBLE INSTITUTION”).

      SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD CODES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OLD CODES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN DTC’S SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD CODES) WHO HAS NOT COMPLETED THE BOX ENTITLED “SPECIAL ISSUANCE INSTRUCTIONS” OR “SPECIAL

DELIVERY INSTRUCTIONS” ON THIS LETTER, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

      5. Special Issuance and Delivery Instructions. Tendering holders of Old CODES should indicate in the applicable box the name and address to which New Debentures issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old CODES not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named also must be indicated. Holders tendering Old CODES by book-entry transfer may request that Old CODES not exchanged be credited to such account maintained at DTC as such holder may designate hereon. If no such instructions are given, such Old CODES not exchanged will be returned to the name and address of the person signing this Letter.

      6. Taxpayer Identification Number and Backup Withholding. Federal income tax law generally requires that a tendering holder whose Old CODES are accepted for exchange and who is not exempt from backup withholding must provide the Exchange Agent (as payor) with such holder’s correct Taxpayer Identification Number (a “TIN”), which, in the case of a holder who is an individual, is generally such holder’s social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the amount of any reportable payments made in connection with or after the exchange to such tendering holder. If withholding results in an overpayment of taxes, a refund may be obtained.

      To prevent backup withholding, each tendering holder must generally provide such holder’s correct TIN by completing the “Substitute Form W-9” set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

      If the holder does not have a TIN, such holder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for instructions on applying for a TIN, write “Applied For” in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the holder does not provide such holder’s TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes such holder’s TIN to the Exchange Agent. NOTE: WRITING “APPLIED FOR” ON THE FORM MEANS THAT THE HOLDER HAS ALREADY APPLIED FOR A TIN OR THAT SUCH HOLDER INTENDS TO APPLY FOR ONE IN THE NEAR FUTURE.

      If the Old CODES are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

      Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder should write “Exempt” in Part 2 of Substitute Form W-9. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8 BEN, “Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding,” signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent.

      7. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of Old CODES to it or its order pursuant to the Exchange Offer. If, however, New Debentures and/or substitute Old CODES not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old CODES tendered hereby, or if tendered Old CODES are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old CODES to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder. EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD CODES SPECIFIED IN THIS LETTER.

      8. Waiver of Conditions. The Company reserves the right (subject to the limitations described in the Prospectus) to waive satisfaction of any or all conditions enumerated in the Prospectus.

      9. No Conditional Tenders; Defects. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old CODES, by execution of this Letter or an Agent’s Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Old CODES for exchange.

      Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old CODES nor shall any of them incur any liability for failure to give any such notice.

      10. Mutilated, Lost, Stolen or Destroyed Old CODES. Any holder whose Old CODES have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

      11. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above. A holder of Old CODES may also contact Innisfree M&A Incorporated, the information agent for the Exchange Offer, or Goldman, Sachs & Co., the Dealer-Manager for the Exchange Offer at their respective telephone numbers set forth below, or such holder’s broker, dealer, commercial bank, trust company or other nominee, for assistance concerning the Exchange Offer.

The Information Agent for the Exchange Offer is: Innisfree M&A Incorporated Holders Call Toll-Free: (888) 750-5834 Banks and brokers call collect: (212) 750-5833	The Dealer-Manager for the Exchange Offer is: Goldman, Sachs & Co. Holders Call Toll-Free: (800) 471-7731 Banks and brokers call collect: (212) 902-1697

TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD CODES

PAYOR’S NAME: THE BANK OF NEW YORK

SUBSTITUTE Form W-9	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW:	TIN (Social Security Number or Employer Identification Number)

Department of the Treasury Internal Revenue Service	Part 2 — For Payees Exempt From Backup Withholding (See Instructions) Part 3 — Certification — Under penalties of perjury, I certify that:
Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	(1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

	SIGNATURE	DATE

      You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN PART 1 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the Payor within 60 days, the Payor is required to withhold 28 percent of all cash payments made to me thereafter until I provide a number.

SIGNATURE

     DATE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF TWENTY-EIGHT PERCENT OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      Manually signed copies of the Letter will be accepted. The Letter and any other required documents should be sent or delivered by each holder or such holder’s broker, dealer commercial bank or other nominee to the Exchange Agent at one of the addresses set forth below.

The Exchange Agent for the Exchange Offer is:

The Bank Of New York

By Registered or Certified Mail: The Bank of New York 101 Barclay Street, Floor 7E New York, New York 10286 Attention: Diane Amoroso Reorganization Unit By Facsimile: (212) 298-1915	By Hand and Overnight Courier:

The Bank of New York
101 Barclay Street, Floor 7E
New York, New York 10286
Attention: Diane Amoroso
Reorganization Unit

Confirm by Telephone or for Information:

(212) 815-3738

The Information Agent for the Exchange Offer is:

Innisfree M&A Incorporated

      Questions and requests for assistance or for additional copies of this Exchange Offer or the Letter may be directed to the Information Agent at the telephone number and address listed below.

The Information Agent for the Exchange Offer is:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor
New York, New York 10022
Holders Call Toll-Free: (888) 750-5834
Banks and brokers call collect: (212) 750-5833

The Dealer-Manager for the Exchange Offer is:

Goldman, Sachs & Co.

      Questions and requests for assistance or for additional copies of this Exchange Offer or the Letter may be directed to the Dealer-Manager at the telephone number and address listed below.

Goldman, Sachs & Co.

85 Broad Street
New York, New York 100
Holders Call Toll-Free: (800) 471-7731
Banks and brokers call collect: (212) 902-1697